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                                                                      EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Walter J. Thomsen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Proteo, Inc. And Subsidiary on Form 10-QSB for the quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report fairly presents in all material respects the financial condition and results of operations of Proteo, Inc. And Subsidiary..


Date:    May 15, 2005


/s/ Walter J. Thomsen
----------------------------
Walter J. Thomsen
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO PROTEO, INC. AND SUBSIDIARY AND WILL BE RETAINED BY PROTEO, INC. AND SUBSIDIARY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.